SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event         Commission File Number:  0-20707
reported):  April 1, 2003


                       COLONIAL REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



        Delaware                                        63-1098468
  (State of organization)                             (IRS Employer
                                                   Identification Number)



  2101 Sixth Avenue North                                 35203
        Suite 750                                      (Zip Code)
   Birmingham, Alabama
  (Address of principal
   executive offices)


                                 (205) 250-8700
                         (Registrant's telephone number,
                              including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

                       COLONIAL REALTY LIMITED PARTNERSHIP


Item 7.  Financial Statements and Exhibits

Exhibit                    Document

21.1     List of Subsidiaries




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                COLONIAL REALTY LIMITED PARTNERSHIP,
                                   a Delaware limited partnership

                                By:      Colonial Properties Trust,
                                          its general partner


Date:  April 1, 2003            By:    /s/ Howard B. Nelson, Jr.
                                      -----------------------------
                                           Howard B. Nelson, Jr.
                                           Chief Financial Officer
                                          (Duly Authorized Officer
                                           and Principal Financial Officer)